    AMERICAN
   OPPORTUNITY
     INCOME                                      [PHOTO]
      FUND
  *     *     *
  ANNUAL REPORT
      1995

                                 TABLE OF CONTENTS


AVERAGE ANNUALIZED TOTAL RETURNS ....  1
LETTER TO SHAREHOLDERS ..............  2
FINANCIAL STATEMENTS AND NOTES ......  7
INVESTMENTS IN SECURITIES ........... 19
INDEPENDENT AUDITORS' REPORT ........ 24
FEDERAL TAX INFORMATION ............. 25
SHAREHOLDER UPDATE .................. 26


AMERICAN OPPORTUNITY INCOME FUND
This fund's primary objective is to obtain high current income. Its secondary objective is capital appreciation. To realize its objectives, the fund invests principally in mortgage-backed securities, including U.S. government and agency securities and privately issued securities. The fund's investments in mortgage-backed securities include derivative securities, and the fund may purchase securities through the sale-forward (dollar-roll) program. Investments in mortgage-backed derivative securities and the purchase of securities through the sale-forward program may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone. As with other mutual funds, there can be no assurance the fund will achieve its objectives. Since its inception on September 29, 1989, the fund has been rated AA by Standard & Poor's Corporation (S&P).* Fund shares trade on the New York Stock Exchange under the symbol OIF.

*THE FUND IS RATED AAf, WHICH MEANS INVESTMENTS IN THE FUND HAVE AN OVERALL CREDIT QUALITY OF AA. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF AA.

THE FUND HAS ALSO BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1-800-424-FUND.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                   AVERAGE ANNUALIZED TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1995

[GRAPH]

AMERICAN OPPORTUNITY INCOME FUND'S AVERAGE ANNUALIZED TOTAL RETURN FIGURES ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR, FIVE-YEAR AND SINCE INCEPTION PERIODS ENDED OCTOBER 31, 1995, WERE 2.16%, 7.56% AND 6.13%, RESPECTIVELY. THESE FIGURES ALSO ASSUME DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES.

THE SALOMON BROTHERS MORTGAGE INDEX IS AN UNMANAGED INDEX OF MORTGAGE SECURITIES WHICH HAVE AN AVERAGE LIFE OF ONE YEAR OR MORE, ARE RATED BBB- OR HIGHER BY STANDARD & POOR'S OR Baa3 OR HIGHER BY MOODY'S, AND HAVE A PRINCIPAL AMOUNT OF AT LEAST $1 BILLION.

                      AMERICAN OPPORTUNITY INCOME FUND

[PHOTO]

WORTH BRUNTJEN
IS PRIMARILY RESPONSIBLE FOR THE MANAGEMENT
OF AMERICAN OPPORTUNITY INCOME FUND.
HE HAS 28 YEARS OF FINANCIAL EXPERIENCE.

[PHOTO]

MARIJO GOLDSTEIN
ASSISTS WITH THE MANAGEMENT OF
AMERICAN OPPORTUNITY INCOME FUND.
SHE HAS 10 YEARS OF FINANCIAL EXPERIENCE.

December 15, 1995

Dear Shareholders:

FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1995, AMERICAN OPPORTUNITY INCOME FUND SHOWED A NET ASSET VALUE TOTAL RETURN OF 20.98%, WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT SALES CHARGES.* The fund's return compares to a 14.54% return for the Salomon Brothers Mortgage Index during this period. While the fund's shares continue to trade at a discount to net asset value, its market price has shown slight improvement as the fund's net asset value has stabilized. (See page 5 for information on premium vs. discount.) The fund's market price on October 31 was $6.125. For the one-year period ended October 31, 1995, the fund's total return based on market price was 2.16%, including reinvested distributions but not sales charges.

THE MARKET ENVIRONMENT DURING THE PAST YEAR PLAYED A MAJOR ROLE IN THE FUND'S STRONG ONE-YEAR PERFORMANCE. Interest rates have declined since the beginning of 1995 as reports indicated slowing economic growth. As a result, bond prices in general appreciated. The fund's performance during the past year was further strengthened by its holdings of certain mortgage-backed derivative securities, such as principal-only, inverse interest-only and inverse floating rate securities, which rallied from the lows they experienced in 1994. Because of their relatively long effective durations, these mortgage-backed



* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    AMERICAN OPPORTUNITY INCOME FUND


PORTFOLIO COMPOSITION
OCTOBER 31, 1995


[GRAPH]


derivatives performed well in 1995's declining interest rate environment. Remember, however, securities with longer effective durations generally are more volatile and will underperform securities with shorter effective durations in a rising interest rate environment. In addition, the fund's holdings of mortgage-backed derivatives account for the fund's outperformance when compared to the Salomon index, which does not contain such securities. As discussed below, we have taken advantage of the current market environment by selling some of the fund's mortgage-backed derivative securities during the past several months. As a result of these sales, the fund's effective duration has been reduced to 4.15 years as of October 31, 1995. This compares to an effective duration of 3.4 years for the Salomon index. (See page 6 for information on effective duration.)

AS MENTIONED ABOVE, DURING THE PAST SEVERAL MONTHS WE HAVE REDUCED THE FUND'S NET ASSET VALUE VOLATILITY BY SELLING SOME OF THESE MORTGAGE-BACKED DERIVATIVE SECURITIES AS ATTRACTIVE MARKET OPPORTUNITIES APPEARED. As interest rates fell, the fund benefited from the appreciation of these securities as they increased in value following their lows in 1994. As of October 31, 1995, we had sold all of the fund's interest-only and principal-only securities and

                      AMERICAN OPPORTUNITY INCOME FUND


DISTRIBUTION HISTORY PER SHARE
SINCE INCEPTION (SEPTEMBER 1989) THROUGH
OCTOBER 31, 1995

Monthly Income
Dividends Paid ........................ 72

Total Monthly
Income Dividends ................... $6.80

Capital Gains
Distributions Paid ..................... 8

Total Capital
Gains Distributions ................ $1.41

TOTAL DISTRIBUTIONS ................ $8.21


NET ASSET VALUE SUMMARY PER SHARE

Initial Offering Price (9/29/89) .. $10.00

Initial Offering and
Underwriting Expenses ............. -$0.73

Accumulated Realized
Losses at 10/31/95 ................ -$2.59

 Subtotal .......................... $6.68

Undistributed Net Investment
Income/Dividend Reserve
at 10/31/95 ........................ $0.22

Unrealized Depreciation
on Investments at 10/31/95 ........ -$0.24

NET ASSET VALUE ON 10/31/95 .......  $6.66


had reduced the fund's position in Z-tranches, inverse interest-only securities and inverse floating rate securities to 22% of total assets. On October 31, 1994, these types of securities represented 51% of total assets. While we are comfortable with the current level of volatility in the fund, we may sell additional mortgage-backed derivative securities in the fund should attractive opportunities appear.

IN OUR EFFORTS TO DEVELOP A PORTFOLIO STRUCTURE THAT IS LESS VOLATILE, WE REPLACED THE MORTGAGE-BACKED DERIVATIVES WITH FIXED RATE MORTGAGE-BACKED SECURITIES. These fixed rate mortgages represented 64% of the fund's total assets at the end of October. Given current market conditions, we believe this increased exposure to fixed rate mortgage-backed securities is compatible with our goals of providing more consistent returns with less volatility.

AS STATED IN THE APRIL SEMIANNUAL REPORT, WE SUSPENDED THE USE OF THE SALE-FORWARD PROGRAM TO FURTHER REDUCE VOLATILITY IN THE FUND. However, having substantially lowered the fund's volatility by reducing its exposure to mortgage-backed derivative securities, we have begun to re-evaluate the sale-forward program. Because this program has historically provided a strong level of income in the fund, we will consider reinstating it in the future.

                      AMERICAN OPPORTUNITY INCOME FUND

PREMIUM VS. DISCOUNT
The underlying value of a fund's securities and other assets, minus its liabilities, is the fund's "net asset value." Closed-end funds may trade in the market at a price that is equal to, above, or below this net asset value. Shares are trading at a "premium" when investors purchase or sell shares in the market at a price that is greater than the shares' net asset value. Conversely, when investors purchase or sell shares in the market at a price that is lower than the shares' net asset value, they are said to be trading at a "discount."


BECAUSE THE FUND'S ABILITY TO GENERATE INCOME HAS DECLINED DURING THE PAST YEAR DUE TO THE RESTRUCTURING OF THE PORTFOLIO, INVESTORS SHOULD EXPECT A REDUCTION IN THE FUND'S MONTHLY DIVIDEND LEVEL IN THE COMING YEAR. In July, we reduced the monthly dividend from 8.33 cents per share to its current monthly dividend of 7 cents per share. Despite this adjustment, we continue to rely on the fund's undistributed net investment income (dividend reserve) to maintain the current monthly dividend. Because of a reduced earning capacity and a declining dividend reserve, the fund's Dividend Committee will begin making gradual changes to the monthly dividend to bring it in line with the fund's monthly earnings. As of October 31, the fund's monthly earning rate, based on a three-month average, was 4.16 cents per share and its dividend reserve was approximately 22 cents per share. Keep in mind that the dividend reserve is reflected in the fund's net asset value and any reduction in this amount will reduce the fund's net asset value penny for penny.

WHILE REDUCING THE FUND'S VOLATILITY WAS OUR MAIN GOAL DURING THE PAST YEAR, WE ALSO EXPERIENCED AN INCREASED NET ASSET VALUE. Even though the fund's net asset value did increase rather quickly during the first half of the year - from $6.12 on December 31, 1994, to $6.70 on June 30, 1995 - it's important to realize that the fund has been changed substantially and investors should not expect dramatic increases in the future. Going forward, however, our efforts to make the fund less volatile should reduce the impact that future interest rate changes would have on the fund's net asset value.

                     AMERICAN OPPORTUNITY INCOME FUND

EFFECTIVE DURATION

Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

WE BELIEVE THE FUND'S CURRENT STRUCTURE SHOULD ENABLE US TO PROVIDE A FUND WITH LOWER VOLATILITY AND MORE CONSISTENT RETURNS. However, because we intend to maintain a smaller position of mortgage-backed derivative securities (such as inverse floaters, interest-only, principal-only and inverse interest-only securities) than we have in the past, it's unlikely the fund will experience either the dramatic growth it achieved in previous years or the poor performance of 1994. Ultimately, we feel this new structure will provide investors with attractive long-term total return benefits.

YOUR CONTINUED SUPPORT THROUGHOUT THE PREVIOUS YEAR IS APPRECIATED, AND WE ARE PLEASED THAT 1995 HAS BEEN A MORE FAVORABLE YEAR FOR INVESTORS. We remain committed to providing you with quality service and look forward to helping you achieve your financial goals.

Sincerely,

/s/ Worth Bruntjen

Worth Bruntjen
Portfolio Manager

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
  Investments in securities at market value* (note 2)
  (including a repurchase agreement of $2,441,000) ....... $    152,253,195
  Cash in bank on demand deposit ...........................        144,169
  Receivable for investment securities sold ................      6,728,298
  Accrued interest receivable ..............................      1,336,083
                                                              ----------------
      Total assets .........................................    160,461,745
                                                              ----------------

LIABILITIES:
  Payable for investment securities purchased ..............      7,481,250
  Payable for fund shares retired ..........................         73,099
  Accrued investment management fee ........................         71,736
  Accrued administrative fee ...............................         25,877
                                                              ----------------
      Total liabilities ....................................      7,651,962
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    152,809,783
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 250 million shares of $0.01 par
    value; outstanding, 22,929,273 shares ................ $        229,293
  Additional paid-in capital ...............................    211,164,488
  Undistributed net investment income ......................      4,961,408
  Accumulated net realized loss on investments .............    (58,058,963)
  Unrealized depreciation of investments ...................     (5,486,443)
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    152,809,783
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $           6.66
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $    157,739,638
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INCOME:
  Interest ............................................... $     13,096,886
  Fee income (note 2) ......................................        281,623
                                                              ----------------
      Total investment income ..............................     13,378,509
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................        898,325
  Administrative fee .......................................        296,292
  Custodian, accounting and transfer agent fees ............        130,480
  Reports to shareholders ..................................         52,696
  Directors' fees ..........................................         11,099
  Audit and legal fees .....................................         38,824
  Federal excise taxes (note 2) ............................        435,133
  Other expenses ...........................................         52,149
                                                              ----------------
      Total expenses .......................................      1,914,998
  Less expenses paid indirectly ............................         (5,509)
                                                              ----------------

      Total net expenses ...................................      1,909,489
                                                              ----------------

      Net investment income ................................     11,469,020
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 4) ................    (23,480,082)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     40,289,273
                                                              ----------------
    Net gain on investments ................................     16,809,191
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     28,278,211
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                                  10/31/95           10/31/94
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $     11,469,020         19,451,846
  Net realized loss on investments .........................    (23,480,082)       (25,183,321)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     40,289,273        (54,618,467)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     28,278,211        (60,349,942)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................    (22,930,077)       (32,683,779)
  In excess of net realized gains (note 2) .................             --         (2,221,393)
                                                              ----------------   ----------------
    Total distributions ....................................    (22,930,077)       (34,905,172)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from issuance of 398,296 and 1,004,985 shares for
    the dividend reinvestment plan, respectively ...........      2,706,941          8,977,681
  Payments for retirement of 234,400 shares ................     (1,419,719)                --
                                                              ----------------   ----------------
    Increase in net assets from capital share
      transactions .........................................      1,287,222          8,977,681
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............      6,635,356        (86,277,433)

Net assets at beginning of year ............................    146,174,427        232,451,860
                                                              ----------------   ----------------

Net assets at end of year ................................ $    152,809,783        146,174,427
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $      4,961,408         13,939,581
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                American Opportunity Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. Shares of the fund are listed on the New York Stock Exchange under the symbol OIF.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sale price, and open financial futures contracts are valued at the last settlement price. Foreign currency forward contracts are valued at the current cost of covering the offsetting contract. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                OPTION TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                exercised, the proceeds on the sale of a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option, is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                FOREIGN TRANSACTIONS AND CURRENCY TRANSLATION
                The books and records of the fund are maintained in U.S. dollars. The market value of securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollar amounts at current exchange rates at the end of the period. Purchases and sales of securities, income and expenses are translated at exchange rates on the respective dates of such transactions. It is not practical to identify the portion of each amount shown in the fund's statement of operations under the caption "realized and unrealized gains (losses) on investments" that arises from changes in foreign currency exchange rates.

                The fund also may enter into forward foreign currency exchange contracts for operational and hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                INTEREST RATE TRANSACTIONS
                To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that the other party to the transaction may not perform.

                For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based upon implied forward interest rates.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of October 31, 1995, the fund had no outstanding when-issued commitments.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1995, such fees earned by the fund amounted to $281,623.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $435,133 or $0.019 per share on income retained by the fund during the excise tax year ended December 31, 1994. On November 30, 1995, the fund made a determination to retain a portion of its taxable income for the 1995 excise tax year and pay an excise tax on the undistributed amount.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the non-deductibility of excise tax payments for purposes of computing taxable income, differences in amortization policies for notional principal contracts, recognition of losses deferred due to "wash sale" and "straddle" transactions and the timing of recognition of income on certain interest-only and principal-only securities. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The effect on dividend distributions of certain book-to-tax differences is presented as an "excess distribution" in the statement of changes in net assets.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income by $2,482,884, increase accumulated net realized losses on investments by $2,047,751 and decrease additional paid-in capital by $435,133.

                DISTRIBUTIONS
                The fund will pay monthly distributions from net investment income, and realized capital gains, if any, will be distributed on at least an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market. However, if the market price exceeds the net asset value by 10% or more, the fund will issue new shares at a discount of as much as 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure the daily market value of the collateral is in excess of the repurchase amount in the event of default.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):
                The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to the sum of 0.01667% of the average weekly net assets of the fund during the month (approximately 0.20% on an annual basis) and 4.50% of the daily gross income (i.e., income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month. Such monthly investment management fee shall not exceed in the aggregate 0.0604% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For its fee, the adviser will provide investment advice and, in general, conduct the management and investment activity of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide certain reporting, regulatory and record-keeping services for the fund.

                In addition to the investment management fee and administrative fee, the fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reporting expenses, transfer agent fees and expenses, legal fees, auditing and accounting fees, taxes, insurance, interest and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the Fund.

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $210,492,776 and $221,246,936, respectively, for the year ended October 31, 1995. During the year ended October 31, 1995, the fund paid no brokerage commissions to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(5) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, the fund had capital loss carryovers of $58,006,703 on October 31, 1995, which, if not offset by subsequent capital gains, will expire in 2001 through 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.
(6) RETIREMENT OF
    FUND SHARES
                The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was trading at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan quarterly and may change the amount which may be repurchased. The plan was last reviewed and reapproved by the board of directors on August 18, 1995. Pursuant to the plan, the fund has cumulatively repurchased and retired 234,400 shares as of October 31, 1995, which represents 1.15% of the shares originally issued.

(7) PENDING
    LITIGATION
                An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States Court for the District of Minnesota against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain associated individuals. The compliant alleges, among other things, violations of federal and state securities and other laws. Damages are being sought in an unspecified amount. The Fund intends to defend this lawsuit vigorously. Although it is impossible to predict the outcome, management believes, based on the facts currently available, that there will be no material adverse effect on the financial results of the fund.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
    HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout each period and selected information for the period is as follows:

                                                                          Two
                                                 Year        Year       Months       Year        Year        Year
                                                 Ended       Ended       Ended       Ended       Ended       Ended
                                               10/31/95    10/31/94    10/31/93     8/31/93     8/31/92     8/31/91
                                               ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period ...... $    6.42       10.68       10.88       11.33        9.81        9.13
                                               ---------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income .....................    0.49        0.85        0.34        1.71        1.49        1.01
  Net realized and unrealized gains (losses)
    on investments ..........................    0.75       (3.53)      (0.37)      (0.02)       1.35        0.80
                                               ---------   ---------   ---------   ---------   ---------   ---------
    Total from operations ...................    1.24       (2.68)      (0.03)       1.69        2.84        1.81
                                               ---------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ................   (1.00)      (1.48)      (0.17)      (1.22)      (1.08)      (1.05)
  In excess of net realized gains ...........      --       (0.10)         --          --          --          --
  From net realized gains ...................      --          --          --       (0.92)      (0.24)      (0.08)
                                               ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions to shareholders .....   (1.00)      (1.58)      (0.17)      (2.14)      (1.32)      (1.13)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period ............ $    6.66        6.42       10.68       10.88       11.33        9.81
                                               ---------   ---------   ---------   ---------   ---------   ---------
                                               ---------   ---------   ---------   ---------   ---------   ---------
Per-share market value, end
  of period ............................... $    6.13        7.00       11.63       11.63       11.50       10.25
                                               ---------   ---------   ---------   ---------   ---------   ---------
                                               ---------   ---------   ---------   ---------   ---------   ---------
Total investment return, net asset
  value+ ....................................   20.98%     (27.61%)     (0.29%)     17.30%      30.83%      20.99%
Total investment return, market value ** ....    2.16%     (28.77%)      1.43%      21.82%      26.40%      26.15%
Net assets at end of period
  (in millions) ........................... $     153         146         232         237         239         206
Ratio of expenses to average weekly net
  assets* ...................................    1.29%       1.39%       1.10%++     1.33%       1.15%       1.15%
Ratio of net investment income to average
  weekly net assets .........................    7.74%      10.73%      19.11%++    15.83%      14.36%      10.64%
Portfolio turnover rate (excluding short-term
  securities) ...............................     139%        169%         21%        104%         92%        115%
Amount of borrowings outstanding at end of
  period (in millions) TRIANGLE  .......... $      --          --          87          99          72          77
Per-share amount of borrowings outstanding at
  end of period ........................... $      --          --        4.01        4.57        3.43        3.64
Per-share amount of net assets, excluding
  borrowings, at end of period ............ $      --          --       14.69       15.45       14.76       13.45
Asset coverage ratio*** .....................      --          --         366%        338%        431%        369%

SEE FOOTNOTES TO FINANCIAL HIGHLIGHTS ON FOLLOWING PAGE.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL HIGHLIGHTS (CONTINUED)

* INCLUDES 0.30% IN FISCAL 1995, 0.31% IN FISCAL 1994, 0.29% IN THE YEAR ENDED AUGUST 31, 1993 AND 0.05% IN FISCAL 1992 FROM FEDERAL EXCISE TAXES. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
** BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
*** REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY
    BORROWINGS OUTSTANDING AT END OF PERIOD.
+ BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
++  ADJUSTED TO AN ANNUAL BASIS.
TRIANGLE SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.

(9) QUARTERLY DATA (UNAUDITED)

DOLLAR AMOUNTS

                                                    Net Realized
                                                         and       Net Increase
                                                     Unrealized    in Net Assets  Distributions
                             Total         Net          Gains        Resulting      from Net
                          Investment   Investment    (Losses) on       from        Investment
                            Income       Income      Investments    Operations       Income
                          -----------  -----------  -------------  -------------  -------------
January 31, 1995      $     3,334,836    2,548,797      (888,136)     1,660,661     (6,856,592)
April 30, 1995              3,361,165    2,984,607     7,804,320     10,788,927     (5,779,621)
July 31, 1995               3,458,164    3,067,683     7,649,634     10,717,317     (5,457,206)
October 31, 1995            3,224,344    2,867,933     2,243,373      5,111,306     (4,836,658)
                          -----------  -----------  -------------  -------------  -------------
                      $    13,378,509   11,469,020    16,809,191     28,278,211    (22,930,077)
                          -----------  -----------  -------------  -------------  -------------
                          -----------  -----------  -------------  -------------  -------------

PER-SHARE AMOUNTS

                                             Net Realized
                                            and Unrealized    Net Increase in    Distributions
                                  Net            Gains          Net Assets         from Net       Quarter End
                              Investment      (Losses) on     Resulting from      Investment       Net Asset
                                Income        Investments       Operations          Income           Value
                             -------------  ---------------  -----------------  ---------------  -------------
January 31, 1995        $           0.11           (0.03)             0.08             (0.30)           6.20
April 30, 1995                      0.13            0.34              0.47             (0.25)           6.42
July 31, 1995                       0.13            0.34              0.47             (0.24)           6.65
October 31, 1995                    0.12            0.10              0.22             (0.21)           6.66
                                   -----           -----             -----             -----
                        $           0.49            0.75              1.24             (1.00)
                                   -----           -----             -----             -----
                                   -----           -----             -----             -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN OPPORTUNITY INCOME FUND
OCTOBER 31, 1995

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (4.8%):
   U.S. Treasury Notes, 5.75%, 8/15/03
    (cost: $7,388,672) ................................ $   7,500,000       7,396,275
                                                                          -----------

MORTGAGE-BACKED SECURITIES (91.7%):
 U.S. AGENCY FIXED RATE MORTGAGES (67.2%):
   7.00%, FHLMC, 9/1/10 .................................   1,976,683       1,993,327
   7.50%, FHLMC, 8/1/25 .................................  12,500,001      12,644,376
   7.00%, FHLMC, 9/1/10 .................................   4,884,953       4,926,084
   7.00%, FNMA, 10/1/08 .................................     927,038         934,269
   7.00%, FNMA, 12/1/07 .................................     955,052         964,297
   7.00%, FNMA, 12/1/09 .................................     484,249         488,026
   7.50%, FNMA, 1/1/02 ..................................  16,754,608      17,078,977
   6.50%, GNMA, 10/15/10 ................................   6,933,798       6,740,952
   9.00%, GNMA II, 8/20/22 ..............................   1,217,991       1,270,499
   9.00%, GNMA II, 12/20/24 .............................   1,556,751       1,623,862
   9.00%, GNMA II, 2/20/25 ..............................   5,263,200       5,490,097
   9.00%, GNMA II, 6/20/25 ..............................  12,732,889      13,281,804
   8.50%, GNMA II, 5/20/25 ..............................   4,876,988       5,052,170
   9.50%, GNMA II, 5/20/25 ..............................   5,271,763       5,564,926
   8.00%, GNMA II, 7/20/25 ..............................   1,983,066       2,031,374
   8.50%, GNMA II, 7/20/25 ..............................   3,003,856       3,111,754
   8.00%, GNMA II, 9/20/25 ..............................   1,498,984       1,535,499
   8.00%, GNMA II, 8/20/25 ..............................   5,964,681       6,109,980
   9.00%, GNMA II, 8/20/25 ..............................   3,250,112       3,390,224
   8.00%, GNMA II, 10/20/25 .............................   5,000,000       5,121,800
   8.50%, GNMA II, 10/20/25 .............................   3,150,849       3,264,028
                                                                          -----------
                                                                          102,618,325
                                                                          -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS (B) (24.5%):
  U.S. AGENCY FLOATING RATE (1.3%):
   7.66%, FNMA, Series 1993-246, Class F, LIBOR,
    10/25/23 ............................................   2,590,387       2,046,406
                                                                          -----------

 PRIVATE INTEREST-ONLY (0.1%):
   0.00%, Residential Funding Corporation, Series
    1992-S41, Class A6, LIBOR, 1/25/22 ..................          --(c)      114,181
                                                                          -----------

 U.S. AGENCY INVERSE INTEREST-ONLY (3.9%):
   37.19%, FHLMC, Series 1421, Class I, LIBOR,
    11/15/22 ............................................          --         689,128
   12.76%, FHLMC, Series 1669, Class JB, LIBOR,
    7/15/20 .............................................          --       1,027,062

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
   9.39%, FHLMC, Series 1684, Class JB, LIBOR,
    9/15/21 ........................................... $          --       1,783,947
   15.02%, FHLMC, Series 1695, Class AD, LIBOR,
    1/15/24 .............................................          --       2,427,806
                                                                          -----------
                                                                            5,927,943
                                                                          -----------

 PRIVATE INVERSE INTEREST-ONLY (0.5%):
   67.26%, Citicorp Mortgage Securities, Series 1992-9,
    Class AS, LIBOR, 4/25/21 ............................          --         205,379
   0.00%, Citicorp Mortgage Securities, Series 1993-4,
    Class A2, LIBOR, 3/25/22 ............................          --(c)      401,926
   0.00%, FBS Mortgage Corporation, Series 1992-DF, Class
    F4, LIBOR, 4/25/08 ..................................          --(c)       28,493
   29.72%, Residential Funding Mortgage Securities,
    Series 1987, Class S-8B, LIBOR, 10/25/08 ............          --         102,697
   0.00%, Sears Mortgage Securities, Series 1992-14,
    Class S1, LIBOR, 5/25/21 ............................          --(c)       43,905
   0.00%, Sears Mortgage Securities, Series 1993-1, Class
    S, LIBOR, 6/25/19 ...................................          --(c)       35,179
                                                                          -----------
                                                                              817,579
                                                                          -----------

 U.S. AGENCY INVERSE FLOATER (5.0%):
   7.17%, FHLMC, Series 1606, Class S, COFI, 5/15/08 ....   4,025,951       2,964,992
   6.55%, FHLMC, Series 1619, Class SC, COFI,
    11/15/23 ............................................   4,632,759       3,083,101
   7.01%, FHLMC, Series 1704, Class S, COFI, 3/15/09 ....     953,821         760,863
   8.85%, FNMA, Series 1993-43, Class SC, Treasury,
    4/25/08 .............................................   1,100,745         821,442
                                                                          -----------
                                                                            7,630,398
                                                                          -----------

 PRIVATE INVERSE FLOATER (2.8%):
   9.00%, Capstead Securities Corporation, Series
    1993-2E2, Class E2K, COFI, 10/25/23 .................   2,414,814       1,835,258
   21.67%, Citicorp Mortgage Securities, Series 90-14,
    Class A6, LIBOR, 9/25/20 ............................   2,285,998       2,368,866
                                                                          -----------
                                                                            4,204,124
                                                                          -----------

 U.S. AGENCY Z-TRANCHE (9.8%):
   7.00%, FHLMC, Series 1388, Class L, 10/15/07 .........   2,480,235       2,414,459
   7.00%, FNMA, Series 1993-106, Class Z, 6/25/13 .......  11,837,356      11,397,480
   8.50%, FNMA, Series 1994-93, Class Z, 2/25/24 ........   1,119,696       1,127,735
                                                                          -----------
                                                                           14,939,674
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
 PRIVATE Z-TRANCHE (1.2%):
   8.50%, PNC Funding Corp, 5/1/17 .................... $   1,720,674       1,790,619
                                                                          -----------

    Total Mortgage-Backed Securities
     (cost: $146,204,009)  ..............................                 140,089,249
                                                                          -----------

INTEREST RATE CONTRACTS (1.5%):
   Interest rate cap with Merrill Lynch, $15,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 4.50%, 9/2/97 ............................          --         328,851
   Interest rate cap with Goldman Sachs, $20,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 4.50%, 9/10/97 ...........................          --         460,000
   Interest rate cap with JP Morgan, $75,000,000 notional
    principal on one-month LIBOR (5.81% on 10/31/95),
    6.00%, 2/15/98 ......................................          --         637,500
   Interest rate cap with Merrill Lynch, $5,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 4.50%, 9/10/97 ...........................          --         115,000
   Interest rate cap with Morgan Stanley, $10,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 4.50%, 9/2/97 ............................          --         219,234
   Interest rate cap with Morgan Stanley, $10,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 4.50%, 9/10/97 ...........................          --         230,000
   Interest rate cap with Morgan Stanley, $20,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 6.00%, 1/25/98 ...........................          --         166,466
   Interest rate cap with Morgan Stanley, $20,000,000
    notional principal on one-month LIBOR (5.81% on
    10/31/95), 6.00%, 2/2/98 ............................          --         169,620
                                                                          -----------

    Total Interest Rate Contracts
     (cost: $1,705,957)  ................................                   2,326,671
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
SHORT-TERM SECURITIES (1.6%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 10/31/95, accrued
    interest at repurchase date of $398, 5.87%, 11/1/95
    (cost: $2,441,000) ................................ $   2,441,000       2,441,000
                                                                          -----------

    Total Investments in Securities
     (cost: $157,739,638)(d) .......................... $                 152,253,195
                                                                          -----------
                                                                          -----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
     LIBOR - LONDON INTERBANK OFFERED RATE.
     COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S 11TH
       DISTRICT.
     INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
       INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON OCTOBER 31, 1995.
     INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO RECEIVE ONLY
       INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
     INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
       RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

     Z-TRANCHE - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
       THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT
       SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED
       UPON THE CURRENT COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(C)  BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS
     CURRENTLY NOT BEING RECOGNIZED ON CERTAIN INTEREST-ONLY AND INVERSE
     INTEREST-ONLY SECURITIES WITH AN AGGREGATE MARKET VALUE OF $623,684.
(D)  ON OCTOBER 31, 1995, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF
     INVESTMENTS WAS $157,986,073. THE AGGREGATE GROSS UNREALIZED APPRECIATION
     AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   3,137,481
      GROSS UNREALIZED DEPRECIATION ......  (8,870,359)
                                            ----------
        NET UNREALIZED DEPRECIATION .... $  (5,732,878)
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN OPPORTUNITY INCOME FUND INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Opportunity Income Fund Inc. as of October 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995 and the financial highlights for the periods presented in footnote 8. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Opportunity Income Fund Inc. as of October 31, 1995 and the results of its operations for the year then ended, changes in net assets for each of the years in the two-year period ended October 31, 1995 and the financial highlights for the periods presented in footnote 8, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 8, 1995

--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION

            Fiscal Year Ended October 31, 1995

            Distributions shown below are taxable as dividend income. None qualify for the corporate dividends received deduction. In February 1996, you will receive a breakdown of income earned by investment category for calendar year 1995.

            Information for federal income tax purposes is presented as an aid to you in reporting the distributions. Please consult a tax adviser on how to report these distributions at the state and local levels.

Payable Date                                       Per Share
------------------------------------------------  -----------

November 23, 1994 ............................ $      0.0833
December 28, 1994 ..............................      0.1333
January 13, 1995 ...............................      0.0833
February 22, 1995 ..............................      0.0833
March 29, 1995 .................................      0.0833
April 26, 1995 .................................      0.0833
May 24, 1995 ...................................      0.0833
June 28, 1995 ..................................      0.0833
July 26, 1995 ..................................      0.0700
August 23, 1995 ................................      0.0700
September 27, 1995 .............................      0.0700
October 25, 1995 ...............................      0.0700
                                                  -----------
                                               $      0.9964
                                                  -----------
                                                  -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

1.  The fund's shareholders elected the following six directors:

                                                  Shares     Shares Withholding
                                               Voted "For"   Authority to Vote
                                               ------------  ------------------
David T. Bennett.............................    19,694,714         702,071
Jaye F. Dyer.................................    19,694,714         702,071
William H. Ellis.............................    19,694,714         702,071
Karol D. Emmerich............................    19,694,714         702,071
Luella G. Goldberg...........................    19,694,714         702,071
George Latimer...............................    19,694,548         702,237

2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending October 31, 1995. The following votes were cast regarding this matter:

Shares Voted  Shares Voted                 Broker
   "For"       "Against"    Abstentions   non-votes
------------  ------------  -----------  -----------
  19,695,596      316,372      277,786       --

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to 'buy back' shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your enrollment card is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Fund shares to cover reinvestments will generally be purchased by IFTC in the open market. However, if fund shares are trading at a 10% or greater premium over net

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE
asset value, and in certain other circumstances, the fund may issue new shares to cover such reinvestments at a discount of up to 5% of the market price without brokerage commissions.

Beginning no more than five business days before the dividend payment date, IFTC may purchase fund shares on behalf of participants in the plan to satisfy dividend reinvestments. Such purchases are made on the New York Stock Exchange (the Exchange) or elsewhere at any time when the price of the fund's common stock on the Exchange is at less than a 10% premium over the fund's most recently calculated net asset value per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirements -- either because the fund's shares have been trading at a greater than 10% premium over net asset value or because IFTC, for any other reason, has not been able to purchase a sufficient number of shares -- IFTC will accept payment of the dividend, or the remaining portion therefore, in authorized but unissued shares of the fund. Such shares will be issued at a price per share equal to the higher of (1) the net asset value per share as of the close of business on the payment date, or (2) 95% of the closing market price per share on the payment date. The number of shares allocated to you will be determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge to you for reinvestment of dividends and capital gains, since IFTC fees are paid by the fund. However, if fund shares are purchased in the open market, each participant in the plan pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because the plan purchases shares for all participants in blocks. Distributions paid on the shares in your plan account will also be reinvested as long as you continue to participate in the plan.

IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in non-certificated form in your name.

TAX INFORMATION
Distributions reinvested in shares purchased in the open market are subject to income tax, the same as if such distributions were received as cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099 information return regarding the federal tax status of the prior year's distributions.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The funds reserve the right to amend or terminate the plan. Should the plan be terminated, participants will be notified in writing at least 90 days before the record date for the next dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141,
1-800-543-1627.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                     PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL,
                     PRINCIPAL
                     GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                     FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                     FUNDS

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD
                 Worth Bruntjen, PRESIDENT
                 Paul A. Dow, SENIOR VICE PRESIDENT
                 Marijo Goldstein, SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 Amy K. Johnson, VICE PRESIDENT
                 David E. Rosedahl, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND    Investors Fiduciary Trust Company
TRANSFER AGENT   127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

INDEPENDENT      KPMG Peat Marwick LLP
AUDITORS         4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

PIPER CAPITAL                                              ---------------
 MANAGEMENT                                                   Bulk Rate
                                                            U.S. Postage
PIPER CAPITAL MANAGEMENT INCORPORATED                           PAID
222 SOUTH NINTH STREET                                     Permit No. 3008
MINNEAPOLIS, MN 55402-3804                                    Mpls., MN
                                                           ---------------



[LOGO]  PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
        THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
        100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

        036-96    OIF-01   12/95


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